Exhibit 99.1


                   [LETTERHEAD OF UNITED NATURAL FOODS, INC.]


IMMEDIATE RELEASE
November 29, 2005

            UNITED NATURAL FOODS ANNOUNCES 21% INCREASE IN NET SALES
                      FOR THE FIRST QUARTER OF FISCAL 2006

          Reports Record Revenue of $576 million and $0.27 diluted EPS, Excluding Special Items and the Impact of Share-based Compensation

Dayville, Connecticut - November 29, 2005 -- United Natural Foods, Inc. (Nasdaq:
UNFI) today reported net sales for the first quarter of fiscal 2006, ended October 29, 2005, of $575.6 million, an increase of $98.1 million, or 21%, from the $477.5 million recorded in the first quarter of fiscal 2005. Strong growth in all sales channels of the wholesale segment contributed to the record sales.

The Company reported net income of $10.3 million, or $0.24 per diluted share, excluding special items but including the impact of share-based compensation, for the first quarter of fiscal 2006. Net income for the first quarter of fiscal 2006, excluding the impact of the adoption of Statement of Financial Accounting Standard No. 123R, Share-Based Payment ("FAS 123R"), and special items, was $11.3 million, or $0.27 per diluted share. Net income for the first quarter of fiscal 2006, including the effect of special items and the adoption of FAS 123R, was $7.7 million, or $0.18 per diluted share. This compares with net income of $9.9 million, or $0.24 per diluted share, for the first quarter of fiscal 2005 ended October 31, 2004. There were no special items for the first quarter of fiscal 2005.

In December 2004, the Financial Accounting Standards Board finalized FAS 123R which requires all companies to expense share-based payments, including stock options, at fair value as of the beginning of the first annual reporting period that begins after June 15, 2005. As such, we began expensing stock options on August 1, 2005. Although we have adopted the modified prospective method allowed under FAS 123R, the charge to earnings during fiscal 2006 includes the impact of stock options granted in prior years, because the expense is recognized over the vesting period of the options, which has typically been four years. For the first quarter of fiscal 2006, share-based compensation, excluding special items of $1.0 million, negatively impacted earnings by $1.5 million before taxes, or $0.02 in earnings per diluted share.

For the first quarter of fiscal 2006 ended October 29, 2005, special items consisted of incremental and redundant costs incurred during the transition from our former warehouses and outside storage facility in Auburn, California into our new larger facility in Rocklin, California, certain incremental costs associated with the opening of our new Greenwood, Indiana facility and non-recurring cash and non-cash expenses incurred in accordance with the employment transition agreement we entered into during the quarter with Steven
H. Townsend, our former President and Chief Executive Officer.

The following table details the non-GAAP measures for the first quarter of fiscal 2006:

--------------------------------------------------------------------------------
Quarter Ended October 29, 2005              Pretax                  Per diluted
(in thousands, except per share data)       Income    Net of Tax       share
                                            ------    ----------       -----

Income, excluding special items and
  share-based compensation:               $ 18,160      $ 11,259     $   0.27

Share-based compensation expense
  (included in operating expenses           (1,514)         (939)       (0.02)
                                          --------------------------------------
Income, excluding special items:          $ 16,646      $ 10,320     $   0.24*

Special items - (Expense)
Employment transition agreement
  costs (included in operating
  expenses)                                 (3,512)       (2,177)       (0.05)
Rocklin, CA facility relocation
  costs (included in operating
  expenses)                                   (672)         (416)       (0.01)
Greenwood, IN facility openings
  costs (included in operating
  expenses)                                    (92)          (57)       (0.00)
--------------------------------------------------------------------------------
Income, including special items:          $ 12,371*     $  7,670     $   0.18
================================================================================
      * Total reflects rounding.

All non-GAAP numbers have been adjusted to exclude special items. A reconciliation of specific adjustments to GAAP results for the quarter ended October 29, 2005 is included in the financial table shown above. A description of the Company's use of non-GAAP information is provided under "Non-GAAP Results" below.

Comments from Management

"We are extremely pleased to start off fiscal 2006 with another strong quarter of financial results." said Michael Funk, Chief Executive Officer. "Reflecting the efforts of a well-focused team and the successful execution of our sales and operating strategies which have been designed to meet the growing demand across all of our served channels of business for natural and organic products, we realized record sales, and strong earnings per share."

Mr. Funk added, "We remain focused on providing superior service to our entire customer base and are pleased to report sales growth of 21% and comparable distribution sales growth of 18% excluding the acquisitions made during fiscal 2005. Fuel costs remained high in the quarter, negatively impacting our operating margins by 10 bps. Our service levels remain high and our business metrics are strong. We also successfully opened our new Rocklin, CA facility and closed two owned facilities in Northern California as well as a third off site storage facility. "

Confirms Fiscal 2006 Earnings Guidance

The Company is confirming its guidance for fiscal 2006, ending July 29, 2006, with projected revenues remaining in the $2.25 to $2.35 billion range, and projected earnings per share, excluding special items but including the impact of share-based compensation, expected to be in a range of $1.03 - $1.08 per diluted share. In July 2005 the Company had announced earnings per share guidance, excluding special items and share-based compensation, from $1.14 - $1.19 per diluted share.

Historically, the Company has classified expenses related to distribution facility expansions and distribution facility relocations as special items. However, at this time the Company does not know the extent or significance of these items or whether the Company will in fact incur any additional special items in fiscal 2006. The Company's guidance is based on a number of assumptions, which are subject to change and many of which are outside the control of the Company. If any of these assumptions vary, the Company's guidance may change. There can be no assurance that the Company will achieve these results. A description of the Company's use of non-GAAP information is provided under "Non-GAAP Results" below.

Conference Call

Management will conduct a conference call and audio webcast at 11:00 a.m. EST on November 29, 2005 to review the Company's quarterly and annual results, market trends and future outlook. The conference call dial-in number is (303) 262-2141. The audio webcast will be available, on a listen only basis, via the Internet at http://www.earnings.com or at the Investor Relations section of the Company's website, http://www.unfi.com. Please allow extra time prior to the webcast to visit the site and download any software required to listen to the Internet broadcast. The online archive of the webcast will be available for 30 days.

About United Natural Foods

United Natural Foods, Inc. carries and distributes more than 40,000 products to more than 20,000 customers nationwide. The Company serves a wide variety of retail formats including conventional supermarket chains, natural product superstores, independent retail operators and the food service channel. For more information on United Natural Foods, Inc., visit the Company's website at http://www.unfi.com.

                             Financial Tables Follow


For more information on United Natural Foods, Inc., visit the Company's website at www.unfi.com.

AT THE COMPANY:                     FINANCIAL RELATIONS BOARD
--------------------------------------------------------------------------------
Rick Puckett                        Joseph Calabrese
Chief Financial Officer             General Information
(860) 779-2800                      (212) 827-3772

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Statements in this press release regarding the Company's business that are not historical facts are "forward-looking statements" that involve risks and uncertainties. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, including but not limited to general business conditions, the impact of competition and our dependence on principal customers, see "Risk Factors" in the Company's annual report on Form 10-K filed with the Commission on October 13, 2005, and its other filings under the Securities Exchange Act of 1934, as amended. Any forward-looking statements are made pursuant to the Private Securities Litigation Reform Act of 1995 and, as such, speak only as of the date made. The Company is not undertaking to update any information in the foregoing reports until the effective date of its future reports required by applicable laws. Any projections of future results of operations should not be construed in any manner as a guarantee that such results will in fact occur. These projections are subject to change and could differ materially from final reported results. The Company may from time to time update these publicly announced projections, but it is not obligated to do so.

Non-GAAP Results: To supplement its financial statements presented on a generally accepted accounting principles ("GAAP") basis, the Company uses non-GAAP additional measures of operating results, net income and earnings per share adjusted to exclude special charges and/or share-based compensation. The Company believes that the use of these additional measures is appropriate to enhance an overall understanding of its past financial performance and also its prospects for the future as these special charges are not expected to be part of the Company's ongoing business, while the measures excluding share-based compensation provide comparability to the prior fiscal year. The adjustments to the Company's GAAP results are made with the intent of providing both management and investors with a more complete understanding of the underlying operational results and trends and its marketplace performance. For example, these adjusted non-GAAP results are among the primary indicators management uses as a basis for its planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net earnings or diluted earnings per share prepared in accordance with generally accepted accounting principles in the United States of America. A comparison and reconciliation from non-GAAP to GAAP results is included in the tables within this release.

                           UNITED NATURAL FOODS, INC.
                  CONSOLIDATED STATEMENTS OF INCOME (Unaudited)
                      (In thousands, except per share data)

                                                         Three months ended
                                                     --------------------------
                                                     October 29,    October 31,
                                                         2005          2004
                                                     -----------    -----------

Net sales                                            $   575,641    $   477,542

Cost of sales                                            465,374        385,099
                                                     -----------    -----------
         Gross profit                                    110,267         92,443
                                                     -----------    -----------

Operating expenses (includes $2,535
  and $0 of share-based compensation
  expense in 2005 and 2004, respectively)                 95,513         74,597

Restructuring charge                                          --            170

Amortization of intangibles                                  145            141
                                                     -----------    -----------
         Total operating expenses                         95,658         74,908
                                                     -----------    -----------
         Operating income                                 14,609         17,535
                                                     -----------    -----------

Other expense (income):
    Interest expense                                       2,367          1,433
    Other, net                                              (129)          (101)
                                                     -----------    -----------
         Total other expense                               2,238          1,332
                                                     -----------    -----------
         Income before income taxes                       12,371         16,203

Income taxes                                               4,701          6,319
                                                     -----------    -----------
         Net income                                  $     7,670    $     9,884
                                                     ===========    ===========

Per share data (basic):

         Net income                                  $      0.19    $      0.25
                                                     ===========    ===========
Weighted average basic shares of
  common stock                                            41,334         40,123
                                                     ===========    ===========
Per share data (diluted):
         Net income                                  $      0.18    $      0.24
                                                     ===========    ===========
Weighted average diluted shares of
  common stock                                            42,150         41,580
                                                     ===========    ===========

                           UNITED NATURAL FOODS, INC.
                     CONSOLIDATED BALANCE SHEETS (Unaudited)
                                 (In thousands)

                                                      October 29,     July 31,
                                                         2005           2005
                                                      -----------   -----------

ASSETS
Current assets:
    Cash and cash equivalents                         $     9,906   $    12,615
    Accounts receivable, net                              153,488       136,472
    Notes receivable, trade, net                              832           877
    Inventories                                           270,449       235,700
    Prepaid expenses and other current assets              10,023         9,811
    Deferred income taxes                                   7,419         7,419
                                                      -----------   -----------
        Total current assets                              452,117       402,894

Property & equipment, net                                 171,971       167,909

Other assets:
    Goodwill                                               74,552        73,808
    Notes receivable, trade, net                            2,093         1,802
    Intangible assets, net                                    276           307
    Other                                                   5,277         4,538
                                                      -----------   -----------

        Total assets                                  $   706,286   $   651,258
                                                      ===========   ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
    Accounts payable                                  $   144,191   $   119,177
    Notes payable                                         138,975       123,574
    Accrued expenses and other current
      liabilities                                          35,805        34,915
    Current portion of long-term debt                       5,657         5,843
                                                      -----------   -----------
        Total current liabilities                         324,628       283,509

  Long-term debt, excluding current portion                63,907        64,852
  Deferred income taxes                                     7,032         6,904
  Other long-term liabilities                               1,747           474
                                                      -----------   -----------
        Total liabilities                                 397,314       355,739
                                                      -----------   -----------

Commitments and contingencies

Stockholders' equity:
    Preferred stock, $0.01 par value,
      authorized 5,000 shares at
      October 29, 2005 and July 31, 2005,
      respectively; none issued and outstanding                --            --
    Common stock, $0.01 par value, authorized
      50,000 shares; issued and outstanding
      41,436 and 41,287 at October 29,
      2005 and July 31, 2005, respectively                    414           413
    Additional paid-in capital                            125,885       120,354
    Unallocated shares of ESOP                             (1,564)       (1,605)
    Accumulated other comprehensive income                    210            --
    Retained earnings                                     184,027       176,357
                                                      -----------   -----------
       Total stockholders' equity                         308,972       295,519
                                                      -----------   -----------

Total liabilities and stockholders' equity            $   706,286   $   651,258
                                                      ===========   ===========

                           UNITED NATURAL FOODS, INC.
                CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
                                 (In thousands)

                                                             Three months ended
                                                         -------------------------
                                                         October 29,   October 31,
                                                            2005          2004
                                                         -------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                               $     7,670   $     9,884
Adjustments to reconcile net income to net cash
 (used in) provided by operating activities:
   Depreciation and amortization                               3,754         3,092
   (Gain) loss on disposals of property & equipment               (9)            9
   Provision for doubtful accounts                               369           466
   Share-based compensation                                    2,535            --
 Changes in assets and liabilities, net of acquisitions:
   Accounts receivable                                       (17,510)      (27,227)
   Inventories                                               (34,749)      (18,084)
   Prepaid expenses and other assets                            (625)       (1,876)
   Notes receivable, trade                                      (246)         (384)
   Accounts payable                                           24,973        34,666
   Accrued expenses and other current liabilities              2,189          (841)
   Income taxes payable                                           --         5,021
   Tax effect of stock options                                    --            74
                                                         -----------   -----------
Net cash (used in) provided by operating activities          (11,649)        4,800
                                                         -----------   -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Capital expenditures                                        (7,683)       (3,590)
  Payments for acquisitions, net of cash acquired               (517)           --
  Proceeds from disposals of property and equipment               21            25
                                                         -----------   -----------
Net cash used in investing activities                         (8,179)       (3,565)
                                                         -----------   -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Net borrowings (repayments) under note payable              15,401        (7,866)
  Proceeds from exercise of stock options                      1,713           205
  Tax effect of stock options                                  1,284            --
  Repayments on long-term debt                                (1,131)       (1,292)
  Principal payments of capital lease obligations               (148)         (162)
                                                         -----------   -----------
Net cash provided by (used in) financing activities           17,119        (9,115)
                                                         -----------   -----------

NET DECREASE IN CASH AND CASH EQUIVALENTS                     (2,709)       (7,880)
Cash and cash equivalents at beginning of period              12,615        13,633
                                                         -----------   -----------
Cash and cash equivalents at end of period               $     9,906   $     5,753
                                                         ===========   ===========

Supplemental disclosures of cash flow information:
  Cash paid during the period for:
    Interest                                             $     2,561   $     1,377
                                                         ===========   ===========
    Income taxes, net of refunds                         $     4,470   $     1,166
                                                         ===========   ===========